Segment information	12 Months Ended
Dec. 31, 2022
Disclosure of operating segments [abstract]
Segment information
2.2 Segment information
Operating segments are defined as components of an entity for which discrete financial information is available and is regularly reviewed by the Chief Operating Decision Maker (“CODM”) in making decisions regarding resource allocation and performance assessment.
On’s CODM is the On Executive Team which consists of the three Co-Founders and the two Co-CEOs. The CODM does not regularly review financial information for any individual component, such as sales channels, geographic regions or product groups that would allow decisions to be made about allocation of resources or performance.
On operates as single-brand consumer products business and therefore has a single reportable segment. This is primarily due to On’s business activities which focus on driving sales growth by increasing overall brand awareness and market share. The key operating expenditures related to cost of sales, distribution, selling, marketing and general and administrative expenses, are either not differentiated across individual components, or are managed to benefit the entire On brand irrespective of the impact on the potential profitability of a particular component.
The following table reports the carrying amount of On’s non-current assets by geographic area:

(CHF in millions)	12/31/2022	12/31/2021

Europe	246.8	176.2
thereof Switzerland	222.0	168.9
North America	58.7	82.4
Asia-Pacific	24.1	12.3
Rest of World	1.3	1.0
Non-current assets	330.9	271.9